UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 21, 2015

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
FBL Financial Group, Inc. (the "Company") held its 2015 Annual Meeting of Shareholders on May 21, 2015. The matters that were voted upon and the final voting results are set forth below.

Proposal 1: Election of Directors
The Company’s Class A common shareholders and Series B preferred shareholders, voting together as a single class, elected each of the four Class A director nominees to serve one-year terms expiring at the 2016 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
James P. Brannen	28,731,414	3,664,208
Roger K. Brooks	32,179,997	215,625
Jerry L. Chicoine	32,034,560	361,062
Paul E. Larson	32,161,310	234,312
Broker non-votes totaled 419,570.

The Company’s Class B common shareholders elected each of the six Class B director nominees to serve one-year terms expiring at the 2016 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
Richard W. Felts	11,413	—
Joe D. Heinrich	11,413	—
Craig D. Hill	11,413	—
Frank S. Priestley	11,413	—
Kevin G. Rogers	11,413	—
Scott E. VanderWal	11,413	—

Proposal 2: Approve an amendment to the Bylaws to add an exclusive forum provision
The Company’s shareholders approved an amendment to the Company’s Bylaws to add an exclusive forum provision. The Company’s Fourth Restated Bylaws, incorporating this amendment, are attached as Exhibit 3.2. The approval of the amendment required the approval of a majority of the outstanding shares of each voting group. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
29,592,281	2,780,796	22,545
Broker non-votes totaled 419,570.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation
The Company’s shareholders approved the compensation of the named executive officers by non-binding advisory vote. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,259,591	117,983	18,048
Broker non-votes totaled 419,570.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 4: Ratify the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2015
The Company’s shareholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for 2015. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,716,182	78,984	20,026

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 3.2 Fourth Restated Bylaws of FBL Financial Group, Inc., as amended through May 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
(Registrant)

Date: May 21, 2015

/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description
Exhibit 3.2    Fourth Restated Bylaws of FBL Financial Group, Inc., as amended through May 21, 2015